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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 23, 2006

                       Speaking Roses International, Inc.
               (Exact Name of Registrant as Specified in Charter)


              Utah                      0-22515                  20-0612376
  (State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)             File Number)             Identification #)

                               404 Ironwood Drive
                           Salt Lake City, Utah 84115
                     (Address of Principal Executive Office)

                                 (801) 433-3900
              (Registrant's telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02: Departure of Directors or Principal Officers; election of Directors,
Appointment of Principal Officers.

              On August 23, 2006, Bradley E. Wittwer, the Chief Financial Officer, Treasurer and Corporate Secretary of Speaking Roses International, Inc. (the "Company"), resigned from those positions with the Company.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Speaking Roses International, Inc.

                                        By:    /s/  Terrell A Lassetter
                                              --------------------------
                                              Terrell A Lassetter, Chief
                                              Executive Officer


August 23, 2006

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